Statement of Additional Information (SAI) Supplement American Century World Mutual Funds, Inc.
Supplement dated August 1, 2024 ■ Statement of Additional Information dated April 1, 2024

The following replaces the entries for International Growth and International Opportunities in the management fee table under Investment Advisor on page 31 of the Statement of Additional Information:

International Growth	Investor, A, C and R	1.400% of first $1 billion 1.150% of the next $1 billion 1.100% of the next $2 billion 1.050% over $4 billion
	I and R5	1.200% of first $1 billion 0.950% of the next $1 billion 0.900% of the next $2 billion 0.850% over $4 billion
	Y, R6 and G	1.050% of first $1 billion 0.800% of the next $1 billion 0.750% of the next $2 billion 0.700% over $4 billion
International Opportunities	Investor, A, C and R	1.500% of first $1 billion 1.200% over $1 billion
	I	1.300% of first $1 billion 1.000% over $1 billion

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